Exhibit 99.1

                 Network Appliance Announces Results
                 for First Quarter Fiscal Year 2005;
                  Q1 Revenue Up 38% Year over Year;
                Eleventh Consecutive Quarter of Growth

    SUNNYVALE, Calif.--(BUSINESS WIRE)--Aug. 17, 2004--Network Appliance, Inc. (Nasdaq:NTAP), the leader in advanced networked storage solutions, today reported results for the first quarter of fiscal year 2005. Revenues for the first fiscal quarter were $358.4 million, an increase of 38% compared to revenues of $260.5 million for the same period a year ago and a 6% increase compared to $337.0 million in the prior quarter.
    For the first fiscal quarter, GAAP net income increased 73% to $46.9 million, or $0.13 per share(1) compared to GAAP net income of $27.1 million, or $0.08 per share for the same period in the prior year. Pro forma(2) net income for the first fiscal quarter increased 73% to $49.9 million, or $0.13 per share, compared to pro forma net income of $28.7 million, or $0.08 per share for the same period a year ago.
    "NetApp demonstrated exceptional execution, a strong balance sheet, and continued cash generation during the quarter. We continue to drive our solutions deeper into our customers' data centers and mission-critical areas to solve significant issues around business continuity, regulatory compliance, and high data availability," said Dan Warmenhoven, CEO of Network Appliance. "Our focus is on expanding our market share and our results demonstrate that the market is continuing to move toward us."

    Quarterly Highlights

    Throughout the first quarter of fiscal year 2005, Network Appliance reinforced its leadership position by deploying new tier-one storage solutions, expanding partnerships, and enhancing its storage grid architecture. Customers deploying NetApp during the quarter for a variety of database, collaborative, and other data center and mission-critical applications included Audi AG, Canon, Catholic Healthcare West, China Everbright Bank, Ciena, City of Concord, ConocoPhillips, Fujitsu LTD, Gap Inc., GE Healthcare, Hearst Corporation, ING BHF Bank, Pixar, Progress Energy, Qualcomm, Sprint, Telstra, and University of Georgia. All levels of enterprise customers have chosen to deploy NetApp for a variety of reasons -- reduced complexity, a low total cost of ownership (TCO), and advanced management capabilities made possible through Data ONTAP(TM) and a range of additional storage software packages that unleash the value of enterprise data.
    On the partners front, NetApp unveiled several new solution enhancements and partner offerings with McData, Ontrack Data Recovery, Oracle, Secure Computing, Symantec, Trend Micro, and VERITAS to address a variety of data concerns, including e-mail recovery, unified storage, and security issues facing enterprise customers.
    For storage grid architectures, the company continued to set the pace for the rest of the industry in iSCSI and IP SAN (storage area network), with more than 700 real-world production deployments to date, and reinforced its leadership in other storage application areas such as data protection/recovery, disk-based nearline storage, and database storage. In database storage in particular, NetApp demonstrated its prowess with large Oracle(R) deployments at Universal Tax Systems and the South China Morning Post and received a prestigious SAP Pinnacle Award for innovation around storage for SAP environments. Finally, Network Appliance also debuted its new midrange unified storage models, the FAS920 and FAS920c. Designed to provide affordable enterprise-class performance, reliability and advanced data management features for midrange applications, the FAS920 can power applications in Fibre Channel and iSCSI SANs and network-attached storage (NAS) simultaneously.
    In corporate news, Network Appliance recently announced that it is the recipient of a Job Development Investment Grant (JDIG) from the governor of North Carolina to assist in any expansion of newly acquired NetApp offices in Research Triangle Park, North Carolina. NetApp also added two new members to its board of directors: Mark Leslie and George Shaheen.

    Conference Call Information

    -- The NetApp quarterly results conference call will be broadcast live via the Internet at http://investors.netapp.com/ on Tuesday, August 17, 2004 at 2:00 p.m. Pacific time. This press release and any other information related to the call will also be posted to the Web site at that location. The conference call will also be available live in a listen-only format at (866) 800-8649 in the United States and (617) 614-2703 outside the United States. The passcode for both numbers is 19115940.

    -- A replay will be available for 72 hours following completion of the live call by dialing (888) 286-8010 in the United
        States and (617) 801-6888 outside the United States, replay code 62837719.

    About Network Appliance

    Network Appliance is a world leader in unified storage solutions for today's data-intensive enterprise. Since its inception in 1992, Network Appliance has delivered technology, product, and partner firsts that continue to drive "The evolution of storage.(TM)" Information about Network Appliance(TM) solutions and services is available at www.netapp.com.

    "Safe Harbor" Statement under U.S. Private Securities Litigation Reform Act of 1995

    This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include market and marketshare trends which benefit the Company, and continued customer acceptance of the Company's products. These forward-looking statements involve risks and uncertainties, and actual results could vary. Factors that could impact our ability to achieve our goals include: general economic and industry conditions, including expenditure trends for storage- related products; our ability to deliver new product architectures and products which meet market acceptance; our ability to design products which compete effectively from a price and performance perspective; and other important factors as described in Network Appliance, Inc.'s reports and documents filed from time to time with the Securities and Exchange Commission, including our most recently submitted 10-K and 10-Q.

    (1) Earnings per share represents the diluted number of shares for all periods presented.

    (2) Pro forma results for all periods presented exclude amortization of intangible assets, stock compensation, net gain on investments, and the related effects on income taxes.

    NetApp is a registered trademark and Network Appliance, Data
ONTAP, and The evolution of storage are trademarks of Network
Appliance, Inc. in the U.S. and other countries. All other brands or products are trademarks or registered trademarks of their respective holders and should be treated as such.

    Network Appliance Usage of Pro Forma Financials

    The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision-making such as employee compensation planning. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.




                        NETWORK APPLIANCE, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                              (Unaudited)


                                               July 30,     April 30,
                                                 2004         2004
                                             -----------  ------------

                   ASSETS

CURRENT ASSETS:
    Cash and cash equivalents                  $228,045      $241,149
    Short-term investments                      598,596       566,816
    Accounts receivable, net                    199,746       193,942
    Inventories                                  34,710        34,109
    Prepaid expenses and other                   39,290        29,057
    Deferred income taxes                        24,719        24,163
                                             -----------  ------------
        Total current assets                  1,125,106     1,089,236

PROPERTY AND EQUIPMENT, net                     392,588       370,717

GOODWILL                                        291,816       291,816
INTANGIBLE ASSETS, net                           28,935        31,718
OTHER ASSETS                                     82,642        93,779
                                             -----------  ------------
                                              1,921,087     1,877,266
                                             ===========  ============



    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
    Accounts payable                           $ 51,691      $ 52,719
    Income taxes payable                         15,172        16,033
    Accrued compensation and related benefits    50,866        65,186
    Other accrued liabilities                    46,775        43,683
    Deferred revenue                            182,801       166,602
                                             -----------  ------------
        Total current liabilities               347,305       344,223

LONG-TERM DEFERRED REVENUE                      126,355       112,337
LONG-TERM OBLIGATIONS                             4,787         4,858
                                             -----------  ------------
                                                478,447       461,418
                                             -----------  ------------

STOCKHOLDERS' EQUITY                          1,442,640     1,415,848
                                             -----------  ------------
                                              1,921,087     1,877,266
                                             ===========  ============



                        NETWORK APPLIANCE, INC.
              CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                              (Unaudited)


                                                      Quarter Ended
                                                   -------------------
                                                   July 30,  August 1,
                                                     2004      2003
                                                   --------- ---------

REVENUES:
   Product revenue                                 $324,627  $235,786
   Service revenue                                   33,794    24,723
                                                   --------- ---------
           Total revenues                           358,421   260,509
                                                   --------- ---------
COST OF REVENUES:
   Cost of product revenue                          114,215    85,039
   Cost of service revenue                           29,248    19,347
                                                   --------- ---------
           Total cost of revenues                   143,463   104,386
                                                   --------- ---------
GROSS MARGIN                                        214,958   156,123
                                                   --------- ---------

OPERATING EXPENSES:
    Sales and marketing                             103,311    79,356
    Research and development                         38,703    31,541
    General and administrative                       16,882    12,265
    Stock compensation                                2,104       654
                                                   --------- ---------
        Total operating expenses                    161,000   123,816
                                                   --------- ---------

INCOME FROM OPERATIONS                               53,958    32,307

OTHER INCOME (EXPENSES), net:
    Interest income                                   4,082     3,045
    Other expenses, net                                (912)      (47)
    Net gain on investments                              --       145
                                                   --------- ---------
          Total other income, net                     3,170     3,143
                                                   --------- ---------

INCOME BEFORE INCOME TAXES                           57,128    35,450

PROVISION FOR INCOME TAXES                           10,266     8,377
                                                   --------- ---------

NET INCOME                                         $ 46,862  $ 27,073
                                                   ========= =========

NET INCOME PER SHARE:
    BASIC                                          $   0.13  $   0.08
                                                   ========= =========

    DILUTED                                        $   0.13  $   0.08
                                                   ========= =========

SHARES USED IN PER SHARE CALCULATION:
    BASIC                                           356,743   341,687
                                                   ========= =========

    DILUTED                                         372,974   358,497
                                                   ========= =========





                        NETWORK APPLIANCE, INC.
       PRO FORMA (1) CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                              (Unaudited)



                                                     Quarter Ended
                                                  -------------------
                                                  July 30,  August 1,
                                                     2004      2003
                                                  --------- ---------

REVENUES:
   Product revenue                                $324,627   $235,786
   Service revenue                                  33,794     24,723
                                                  ---------  ---------
           Total revenues                          358,421    260,509
                                                  ---------  ---------
COST OF REVENUES:
   Cost of product revenue                         113,357     83,675
   Cost of service revenue                          29,248     19,347
                                                  ---------  ---------
           Total cost of revenues                  142,605    103,022
                                                  ---------  ---------
GROSS MARGIN                                       215,816    157,487
                                                  ---------  ---------

OPERATING EXPENSES:
    Sales and marketing                            103,104     79,356
    Research and development                        38,703     31,541
    General and administrative                      15,614     12,265
                                                  ---------  ---------
        Total operating expenses                   157,421    123,162
                                                  ---------  ---------

INCOME FROM OPERATIONS                              58,395     34,325

OTHER INCOME (EXPENSES), net                         3,170      2,998
                                                  ---------  ---------

INCOME BEFORE INCOME TAXES                          61,565     37,323

PROVISION FOR INCOME TAXES                          11,697      8,584

                                                  ---------  ---------
NET INCOME                                        $ 49,868   $ 28,739
                                                  =========  =========

NET INCOME PER SHARE:
    BASIC                                         $   0.14   $   0.08
                                                  =========  =========

    DILUTED                                       $   0.13   $   0.08
                                                  ========= =========

SHARES USED IN PER SHARE CALCULATION:
    BASIC                                          356,743    341,687
                                                  ========= =========

    DILUTED                                        372,974    358,497
                                                  ========= =========

(1) Pro forma results of operations exclude amortization of intangible assets, stock compensation, net gain on investments and the related effects on income taxes.






                        NETWORK APPLIANCE, INC.
                  RECONCILIATION OF NON-GAAP AND GAAP
          IN THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                              (Unaudited)



                                                      Quarter Ended
                                                   -------------------
                                                   July 30,  August 1,
                                                      2004      2003
                                                   --------- ---------

SUMMARY RECONCILIATION OF NET INCOME
------------------------------------
NET INCOME                                          $46,862   $27,073

Adjustments:
    Amortization of intangible assets                 2,333     1,364
    Stock compensation                                2,104       654
    Net gain on investments                              --      (145)
    Income tax effect                                (1,431)     (207)

                                                   --------- ---------
PRO FORMA NET INCOME                                $49,868   $28,739
                                                   ========= =========

DILUTED PRO FORMA NET INCOME PER SHARE                $0.13     $0.08
                                                   ========= =========
SHARES USED IN DILUTED PRO FORMA NET INCOME
      PER SHARE CALCULATION:                        372,974   358,497
                                                   ========= =========


DETAILED RECONCILIATION OF SPECIFIC ITEMS:
------------------------------------------

COST OF REVENUES                                   $143,463  $104,386
Adjustment:
    Amortization of intangible assets                  (858)   (1,364)

                                                   --------- ---------
PRO FORMA COST OF REVENUES                         $142,605  $103,022
                                                   ========= =========

GROSS MARGIN                                       $214,958  $156,123
Adjustment:
    Amortization of intangible assets                   858     1,364

                                                   --------- ---------
PRO FORMA GROSS MARGIN                             $215,816  $157,487
                                                   ========= =========

SALES AND MARKETING EXPENSES                       $103,311   $79,356
Adjustments:
    Amortization of intangible assets                  (207)       --

                                                   --------- ---------
PRO FORMA SALES AND MARKETING EXPENSES             $103,104   $79,356
                                                   ========= =========

GENERAL AND ADMINISTRATIVE EXPENSES                 $16,882   $12,265
Adjustments:
    Amortization of intangible assets                (1,268)       --

                                                   --------- ---------
PRO FORMA GENERAL AND ADMINISTRATIVE EXPENSES       $15,614   $12,265
                                                   ========= =========

OPERATING EXPENSES                                 $161,000  $123,816
Adjustments:
    Stock compensation                               (2,104)     (654)
    Amortization of intangible assets                (1,475)       --

                                                   --------- ---------
PRO FORMA OPERATING EXPENSES                       $157,421  $123,162
                                                   ========= =========




                        NETWORK APPLIANCE, INC.
                  RECONCILIATION OF NON-GAAP AND GAAP
          IN THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                              (Unaudited)



INCOME FROM OPERATIONS                              $53,958   $32,307
Adjustments:
    Amortization of intangible assets                 2,333     1,364
    Stock compensation                                2,104       654

                                                   --------- ---------
PRO FORMA INCOME FROM OPERATIONS                    $58,395   $34,325
                                                   ========= =========

TOTAL OTHER INCOME (EXPENSES), NET                   $3,170    $3,143
Adjustments:
    Net gain on investments                              --      (145)

                                                   --------- ---------
PRO FORMA TOTAL OTHER INCOME (EXPENSES), NET         $3,170    $2,998
                                                   ========= =========

INCOME BEFORE INCOME TAXES                          $57,128   $35,450
Adjustments:
    Amortization of intangible assets                 2,333     1,364
    Stock compensation                                2,104       654
    Net gain on investments                              --      (145)

                                                   --------- ---------
PRO FORMA INCOME BEFORE INCOME TAXES                $61,565   $37,323
                                                   ========= =========

PROVISION FOR INCOME TAXES                          $10,266    $8,377
Adjustments:
    Income tax effect                                 1,431       207

                                                   --------- ---------
PRO FORMA PROVISION FOR INCOME TAXES                $11,697    $8,584
                                                   ========= =========





                               NETWORK APPLIANCE, INC.
                   CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                         (In thousands - unaudited)

                                                  Three Months Ended
                                                  --------------------
                                                   July 30,  August 1,
                                                     2004      2003
                                                  ---------- ---------
Cash Flows from Operating Activities:
 Net income                                         $46,862   $27,073
 Adjustments to reconcile net income to
  net cash provided by operating activities:
     Depreciation                                    13,239    13,426
     Amortization of patents                            451       150
     Amortization of intangible assets                2,333     1,364
     Stock compensation                               2,104       654
     Net (gain) loss on investments                     (29)     (145)
     Allowance for doubtful accounts (reversal)        (154)     (290)
     Deferred rent                                       90       271
     Changes in assets and liabilities:
        Accounts receivable                          (5,650)    9,638
        Inventories                                  (3,330)   (5,796)
        Prepaid expenses and other assets            (1,261)   (2,306)
        Accounts payable                             (1,029)    2,202
        Income taxes payable                          4,831     2,602
        Accrued compensation and related benefits   (14,319)   (5,271)
        Other accrued liabilities                     3,669    (1,708)
        Deferred revenue                             30,216    14,912
                                                  ---------- ---------
                Net cash provided by operating
                 activities                          78,023    56,776
                                                  ---------- ---------

Cash Flows from Investing Activities:
 Purchases of short and long-term investments       (69,245)  (89,136)
 Redemptions of short and long-term investments      35,645    92,581
 Purchases of property and equipment                (33,285)  (12,318)
 Proceeds from disposal of property and equipment        --       105
 Proceeds from sales of investments                     298       419
 Purchase of patents                                     --    (9,015)
 Purchases of equity securities                          --      (325)

                                                  ---------- ---------
                Net cash used in investing
                 activities                         (66,587)  (17,689)
                                                  ---------- ---------

Cash Flows from Financing Activities:
 Proceeds from sale of common stock related to
  employee stock transactions                        23,202    24,256
 Repurchases of common stock                        (47,742)  (26,825)
                                                  ---------- ---------
                Net cash used in financing
                 activities                         (24,540)   (2,569)
                                                  ---------- ---------

Net Increase (Decrease) in Cash and Cash
 Equivalents                                        (13,104)   36,518

Cash and Cash Equivalents:
 Beginning of period                                241,149   284,161
                                                  --------------------
 End of period                                     $228,045  $320,679
                                                  ====================

Noncash Investing and Financing Activities:
 Deferred stock compensation, net of reversals        $(546)   $1,668
 Conversion of evaluation inventory to fixed assets   2,729       661
 Income tax benefit from employee stock
  transactions                                        5,692     9,874
Supplemental cash flow information:
 Income taxes paid                                    6,826     1,456





    CONTACT: Network Appliance, Inc.
             Jodi Baumann, 408-822-3974 (Press)
             jodi@netapp.com
             Tara Calhoun, 408-822-6909 (Investor)
             tara@netapp.com
             Billie Fagenstrom, 408-822-6428 (Investor) billief@netapp.com